Exhibit 99.1

CHRIS WALDECK AND TOM WALDRON APPOINTED CO-CHIEF OPERATING OFFICERS OF KONTOOR BRANDS
GREENSBORO, N.C. - March 17, 2022 - Kontoor Brands, Inc. (NYSE: KTB), a global lifestyle apparel company, with a portfolio led by two of the world’s most iconic consumer brands, Wrangler® and Lee®, today announced the following executive leadership appointments:
•Chris Waldeck, currently EVP, Global Brand President of Lee, will become EVP, Co-Chief Operating Officer, Global Brand President, Lee. In addition to his continued responsibilities as EVP and Global Brand President of Lee, Chris will assume responsibility for Kontoor’s international markets and Direct to Consumer (DTC) channels.
•Tom Waldron, currently EVP, Global Brand President of Wrangler, will become EVP, Co-Chief Operating Officer, Global Brand President, Wrangler. In addition to his continued responsibilities as EVP and Global Brand President of Wrangler, Tom will have greater oversight of the operational side of the business, including product development, innovation and procurement enabling functions.
“Since our transition from Horizon 1 to Horizon 2, it has become even more vital for us to align our powerful brands with all critical business functions, and to invest in our talent to lead the way to even greater growth for our business. With the completion of our ERP implementation, we now have the tools and processes for the globalization of our operating model. Now is precisely the right time to elevate and broaden Chris and Tom’s roles, and I look forward to partnering with them in the years to come during this exciting phase of growth,” said Scott Baxter, President, Chief Executive Officer and Chair of the Board of Kontoor Brands.”
“Our solid fundamental performance during 2021 and ability to navigate global headwinds and macro-economic challenges, demonstrates how uniquely positioned we are to win in the marketplace and to drive more sustainable, profitable long-term growth for all our stakeholders. Building on this momentum and the strategies we have put in place, position us powerfully to deliver on our go-forward vision for Kontoor and allow us to provide even more focused energy into the core parts of our business,” added Baxter.
“We are fortunate to have such outstanding executives in Chris and Tom. They have taken Lee and Wrangler to new heights and inspired their teams to achieve greatness with passion and confidence,” Baxter said. “In their new Co-Chief Operating Officer roles, they will build upon this success as they drive our strategic vision to sustained growth.”

Baxter continued, “Chris has led the Lee brand and business through a significant repositioning with a focus on reaching new consumers around the world. Through investments in quality of sales initiatives, enhanced design, innovation, and elevated demand creation, the Lee brand has never been stronger. Chris has extensive experience leading international markets and DTC channels. Having worked closely with him, I know he will have a tremendous impact in his expanded role.”
“Tom is uniquely positioned to be focused on the operational side of the business, including product development, innovation and procurement, based on his 27 years of operational experience and skill,” Baxter concluded. “Under his leadership, Wrangler has fulfilled its promise to consumers to deliver unmatched craftmanship and bold timeless designs, leading to the brand’s success and profitable growth. As we evolve as a company, these valued contributions and Tom’s excellent track record of achievement will position us for future success.”
“I look forward to expanding my responsibilities in this next phase of our journey within Kontoor, and to work with the exceptional leaders in our organization to deliver on our growth agenda,” said Waldeck.
“At Kontoor, we have a winning culture of collaboration and have created long-term value for our stakeholders,” said Waldron. “I am excited to partner with our teams to take our organization to the next level.
About Kontoor Brands
Kontoor Brands, Inc. (NYSE: KTB) is a global lifestyle apparel company, with a portfolio led by two of the world’s most iconic consumer brands: Wrangler® and Lee®. Kontoor designs, manufactures and distributes superior high-quality products that look good and fit right, giving people around the world the freedom and confidence to express themselves. Kontoor Brands is a purpose-led organization focused on leveraging its global platform, strategic sourcing model and best-in-class supply chain to drive brand growth and deliver long-term value for its stakeholders. For more information about Kontoor Brands, please visit www.KontoorBrands.com.
Forward-Looking Statements
Certain statements included in this release are "forward-looking statements" within the meaning of the federal securities laws. Forward-looking statements are made based on our expectations and beliefs concerning future events impacting the Company and therefore involve several risks and uncertainties. You can identify these statements by the fact that they use words such as “will,” “anticipate,” “estimate,” “expect,” “should,” “may” and other words and terms of similar meaning or use of future dates. We caution that forward-looking statements are not guarantees and that actual results could differ materially from those expressed or implied in the forward-looking statements. We do not intend to update any of these forward-looking statements or publicly announce the results of any revisions to these forward-looking statements, other than as required under the U.S. federal securities laws. Potential risks and uncertainties that could cause the actual results of operations or financial condition of the Company to differ materially from those expressed or implied by forward-looking statements in this release include, but are not limited to: risks associated with the COVID-19 pandemic, which could continue to result in closed factories and stores, reduced workforces, supply chain interruption, and reduced consumer traffic and purchasing; the level of consumer demand for apparel; supply chain and shipping disruptions; intense industry competition; the Company’s ability to gauge consumer preferences and product trends, and to respond to constantly changing markets; the ability to accurately forecast demand for products; the Company’s ability to maintain the images of its brands; increasing pressure on margins; e-commerce operations through the Company’s direct-to-consumer business; the financial difficulty experienced by the retail industry; reliance on a small number of large customers; the ability to implement the Company’s business strategy; the ability of the Company’s licensees to generate expected sales and maintain the value of the Company’s brands; seasonality; continuity of members of management; the stability of manufacturing facilities and foreign suppliers; the reliance on a limited number of suppliers for raw material sourcing and the ability to obtain raw materials on a timely basis or in sufficient quantity or quality; disruption to distribution systems; unseasonal or severe weather conditions; labor relations; operational difficulties and additional expenses related to the Company’s optimization and change management related to its enterprise resource planning software system; the Company's and its vendors’ ability to maintain the strength and security of information technology systems; the risk that facilities and systems and those of third-party service providers may be vulnerable to and unable to anticipate or detect data security breaches and data or financial loss; ability to properly collect, use, manage and secure consumer and employee data; the impact of climate change and related legislative and regulatory responses; legal, regulatory, political and economic risks; changes to trade policy, including tariff and import/export regulations; compliance with anti-bribery, anti-corruption and anti-money laundering laws by the Company and third-party suppliers and manufacturers; changes in tax laws and liabilities; the costs of compliance with or the violation of national, state and local laws and regulations for environmental, consumer protection, employment, privacy, safety and other matters; the Company’s ability to maintain effective internal controls; the ability to protect trademarks and other intellectual property rights; fluctuations in wage rates and the price, availability and quality of raw materials and contracted products; foreign currency fluctuations; possible goodwill and other asset impairment; disruption and volatility in the global capital and credit markets and its impact on the Company’s ability to obtain short-term or long-term financing on favorable terms; the Company maintaining satisfactory credit ratings; restrictions on the Company’s business relating to its debt obligations; volatility in the price and trading volume of the Company’s common stock; anti-takeover and exclusive forum provisions in the Company’s organizational documents; subordination of our common stock to indebtedness and any preferred stock; the failure to declare future cash dividends; and fluctuations in the amount and frequency of the Company’s share repurchases. Many of the foregoing risks and uncertainties will continue to be exacerbated by the COVID-19 pandemic and any continued worsening of the global business and economic environment as a result. More information on potential factors that could affect the Company's financial results are described in detail in the Company’s most recent Annual Report on Form 10-K and in other reports and statements that the Company files with the SEC.

Contacts

Investors:
Eric Tracy, (336) 332-5205
Vice President, Corporate Finance and Investor Relations
Eric.Tracy@kontoorbrands.com
or
Media:
Julia Burge, (336) 332-5122
Director, External Communications
Julia.Burge@kontoorbrands.com

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